                                                             Exhibit 24

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby designates, constitutes and appoints:

                                 JEFFREY J. YIN

acting, as my true and lawful agent and attorney in fact for the purpose of executing in my name, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement relating to the acquisition, ownership, management or disposition of securities or other investments, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United
States Securities and Exchange Commission (the "SEC") pursuant to the Securities
Act of 1933 or the Securities Exchange Act of 1934 (the "Act") and the rules and regulations promulgated thereunder, including: (1) all documents relating to the beneficial ownership of securities required to be filed with the SEC pursuant to
Section 13(d) or Section 16(a) of the Act including, without limitation: (a) any acquisition statements on Schedule 13D or Schedule 13G and any amendments thereto, (b) any joint filing agreements pursuant to Rule 13d-1(f) and (c) any initial statements of, or statements of changes in, beneficial ownership of securities on Form 3, Form 4 or Form 5 and (2) any information statements on
Form 13F required to be filed with the SEC pursuant to Section 13(f) of the Act, all solely relating to Medallion Financial Corp.

The attorney-in-fact is hereby authorized and empowered to perform all other acts and deeds, which he or she in his or her sole discretion deems necessary or appropriate to carry out to the fullest extent the terms and the intent of the foregoing. All prior acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

                                        1

IN WITNESS WHEREOF, I have caused this document to be executed this 15th day of
June, 2005.

                                        /s/ David L. Rudnick
                                        ----------------------------------------
                                        David L. Rudnick